SunAmerica Series Trust

Class A Shares

Supplement to the Prospectus dated May 1, 2002

Worldwide High Income Portfolio

The annual return for the year 1995 in the Risk/Return Bar Chart for the Worldwide High Income Portfolio should be 20.97% instead of -20.97%.

Effective August 1, 2002, the Portfolio selected a blended index comprised of First Boston High-Yield Bond Index and J.P. Morgan EMBI Global Index for index comparison purposes, rather than First Boston High-Yield Bond Index and J.P. Morgan EMBI Plus. The blended index as modified better matches the asset and country composition of the Portfolio.

The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The average annual returns for the Portfolio, the Index are noted below:
Average Annual total Returns (as of the calendar year ended December 31, 2001)	Past One Year	Past Five Years	Since Inception[1]
Worldwide High Income Portfolio Class A	-3.20%	1.43%	6.70%
Blended Index	3.69%	5.62%	9.56%
First Boston High-Yield Bond Index	5.80%	3.25%	6.27%
J.P. Morgan EMBI Global Index	1.36%	7.35%	12.28%

1 Inception for the portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

Account Information

In the section entitled "Account Information," the following sub-category should be added immediately preceding "Transaction Policies":

Distribution (12b-1) Plan

On or about August 1, 2002, Class A shares of each Portfolio (other than Cash Management Portfolio) are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class A shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class A shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

More Information About The Portfolios

In the chart under the section entitled "Investment Strategies - Balanced or Asset Allocation Portfolios," with respect to the SunAmerica Balanced Portfolio, under the category "In what other types of investments may the Portfolio significantly invest?" delete the 10% limitation on the Portfolio's investment in short-term investments.

Management

In the section entitled "Management," the following should be added after "Information about the Subadvisers":

Information about the Distributor

SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class A shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid by the Portfolios. The Distributor is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017.

All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to August 1, 2002.

Dated: August 1, 2002

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